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                                  Exhibit 23.0
                         Consent of Independent Auditors


[LOGO OF STEGMAN & COMPANY
APPEARS HERE]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ANNAPOLIS BANCORP, INC.
Annapolis, Maryland

     We hereby consent to the incorporation by reference in the Registration Statement No. 333-58658 on Form S-8, and in the Annual Report on Form 10-KSB of ANNAPOLIS BANCORP, INC. for the year ended December 31, 2002 of our report dated January 10, 2003 relating to the consolidated financial statements of ANNAPOLIS BANCORP, INC.

                                   /s/ Stegman & Company



Baltimore, Maryland
March 21, 2003


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